                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 October 1, 2001
                Date of Report (Date of Earliest Event Reported)



                              The China Fund, Inc.
             (Exact Name of Registrant as Specified in Its Charter)




           Maryland                   811-6651                  000000000
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)




225 Franklin Street, Boston, Massachusetts                       02110
 (Address of Principal Executive Offices)                     (Zip Code)




                                 (212) 808-0500
              (Registrant's Telephone Number, Including Area Code)

Item 9.  Regulation FD Disclosure.

     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the "Fund") furnishes the October 2001 Monthly Update on the Fund by the Fund's Investment Manager.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2001




                                  By: /s/ Ann Casey
                                      -----------------------
                                     Name:   Ann Casey
                                     Title:  Secretary

----------
 Insight
----------

The China Fund, Inc. (CHN)
October 2001

In brief...                                                                                  at 31 October 2001
----------------------------------------------------------------------------------------------------------------
Net Asset Value per share*    US$13.19                                China Fund NAV        MSCI Golden Dragon
Market Price*                 US$10.74     1 month return*                 4.3%                    5.7%
Premium/Discount*               -18.6%     1 year return*                  6.6%                   -31.5%
Fund size*                   US$132.9m     *Source: State Street Corporation/Martin Currie Inc

Manager's Comments
--------------------------------------------------------------------------------

Visits made during the month showed those companies concentrating on the domestic market continuing to report good sales growth. Exporters, on the other hand, are already being affected by the sharp slowdown in global growth post "911". After some time lag, we believe weaker external demand will put a brake on domestic consumption. Sentiment in the local "A" share market is gloomy. A modest decline in the index is already putting pressure on the weak financial sector. The government's attitude to the market decline is ambivalent. After contributing to the market fall in its attempts to crack down on irregular activities in the stock market, the authorities sought to prop up the market by announcing a block on the sale of state-owned shares. However, with WTO entry now only weeks away, and the looming prospect of greater foreign access, the CSRC knows that local financial markets and institutions need to be cleaned up and strengthened. The cash requirements of China's social security system also mean that the block on SOE shares sales can only be temporary.

All is not gloom, however. The continued competitiveness of China's exports, and its success in attracting foreign direct investment, meant that foreign exchange reserves topped US$200bn in October. Progress in reform of the housing sector is impressive. This is stimulating demand for residential property and home-related products, particularly in coastal cities with higher average incomes. This trend is being aided by low interest rates and the keenness of local banks to develop mortgage portfolios. The increase in the number of people owning their own homes is also being accompanied by the "motorization" of the Chinese middle class and increased leisure spending. We will aim to concentrate our portfolio in these areas.

Investment strategy:

Your fund is currently 94.5% invested with holdings in 47 companies. We continue to believe that the best combination of value and growth can be found amongst private sector companies listed in Hong Kong and Taiwan-listed enterprises deriving the bulk of their profits from China. There is a bias towards companies which can offer a high and relatively secure cash yield in these difficult times, such as China Petroleum (estimated yield 6.4%*) and Chunghwa Telecom (12.5%*).

In October we increased holdings in Euro-Asia (orchid grower based in Shenyang), Life Tech (liver cell re-growth drug maker) and Brilliance China (China's largest minivan maker. Sedan production will start soon). In the B share market, we added to holdings in Shanghai Friendship (China's largest convenience store operator) and Luthai Textile (a beneficiary of WTO entry). In Taiwan we have shifted some cash into China's leading uninterruptible power supply maker, Phoenixtec. With the fund's financial year closing at the end of October, your managers sold a number of loss-making positions, to offset profits taken earlier in the year. This is to ensure that your fund is as tax efficient for U.S. investors as possible.

Fund Details*                                                          Asset allocation (%)*
------------------------------------------------------------------------------------------------
 Market cap                US$201m                                        [PIE CHART]
 Shares outstanding        10,073,173 shares                           Cash          5.5%
 Exchange listed           NYSE                                        Hong Kong    45.3%
 Listing date              July 10, 1992                               Taiwan       32.3%
 Investment manager        Martin Currie Inc                           B shares      6.4%
 Direct investment         Asian Direct Capital Management             New York      2.6%
 manager                                                               Direct        5.1%
                                                                       Singapore     2.8%



 Ten Largest Listed Investments (37.1%)*                                Direct Investments*
 -----------------------------------------------------------------------------------------------------------------------------------
 China Petroleum & Chemical        Energy                      5.1%     A-S China Plumbing Products             Sanitary Ware   3.1%
 Taipei Bank                       Financials                  4.8%     Moulin International Holdings           Optical Frame   1.5%
 Yanzhou Coal Mining               Energy                      4.4%     New World Sun City                      Real Estate     0.5%
 TCL International                 Information Technology      3.9%
 Huaneng Power Intl                Energy                      3.8%
 Zhejiang Expressway               Utilities                   3.5%
 Chunghwa Telecom                  Telecoms                    3.4%
 Brilliance China                  Consumer Discretionary      2.9%
 Phoenixtech                       Consumer Staples            2.7%
 Chinadotcom                       Information Technology      2.6%



 Sector allocation (%)*                                        Performance (in US$ term)*
 -----------------------------------------------------------------------------------------------------------------------------------
                                % of net        MSCI           As at 31 October 2001                   NAV %      Market Price %
                                  assets       Golden
                                              Dragon %
 Consumer Discretionary               14.4           5.8       One month                                4.33                0.75
 Energy                               13.4           2.6       Calendar year to date                    5.82               16.11
 Financials                           13.4          29.6       3 years **                               7.47                7.78
 Industrials                          11.9          17.0
 Information Technology               11.4          21.5       Dividend History*
 Consumer Staples                      9.3           0.5       US$                                  Ex Date
 Telecoms                              6.6          10.6       0.1110                               12/28/99
 Materials                             6.1           3.2       0.0780                               12/23/98
 Utilities                             5.4           9.1       0.5003                               12/23/97
 Other                                 5.1           0.0       0.0834                               12/27/96
 Health Care                           2.9           0.0       0.0910                               12/31/95
 Cash                                  0.1             -       0.6099                               12/31/94
                                                               0.9103                               12/31/93
 Total                               100.0         100.0       0.0550                               12/31/92




 Fund Performance

 -----------------------------------------------------------------------------------------------------------------------------------
                                                     One       Three             Year        One       Three      Five         Since
 Fund performance                                  Month      Months          To date       Year       Years     Years      Launch #

 The China Fund, Inc.                                4.3        -7.5              5.8        6.6       7.5**     1.4**         1.3**
 MSCI Golden Dragon                                  5.7       -16.5            -28.0      -31.5        -8.5      -9.0             -
 Hang Seng Chinese Enterprise Index                  8.5        -5.9             14.9        4.1         0.4     -11.7             -

 Source:  * State Street Corporation / MC Inc.   # The Fund was launched on July 10, 1992  ** Annualised Return

Performance in perspective

--------------------------------------------------------------------------------

                              The China Fund, Inc.

           The China Fund Inc.
          vs MSCI Golden Dragon
          ---------------------
Date                          NAV
----                          ---
17-Jul-92                     13.83
31-Jul-92                     13.17
31-Aug-92                     13.20
30-Sep-92                     13.17
31-Oct-92                     13.51
30-Nov-92                     14.23
31-Dec-92                     13.00
31-Jan-93                     14.25
28-Feb-93                     14.80
31-Mar-93                     14.97
30-Apr-93                     15.55
31-May-93                     15.60
30-Jun-93                     14.97
31-Jul-93                     14.32
31-Aug-93                     15.15
30-Sep-93                     15.29
31-Oct-93                     17.35
30-Nov-93                     18.05
27-Dec-93                     19.28
31-Dec-93                     20.18
31-Jan-94                     18.21
28-Feb-94                     17.09
31-Mar-94                     15.64
30-Apr-94                     14.52
31-May-94                     14.96
30-Jun-94                     14.16
31-Jul-94                     14.85
31-Aug-94                     15.44
30-Sep-94                     15.50
31-Oct-94                     15.25
30-Nov-94                     13.76
23-Dec-94                     12.62
31-Dec-94                     12.60
31-Jan-95                     11.17
28-Feb-95                     11.75
31-Mar-95                     11.78
30-Apr-95                     11.45
31-May-95                     12.36
30-Jun-95                     12.21
31-Jul-95                     12.65
31-Aug-95                     12.31
30-Sep-95                     12.49
31-Oct-95                     12.87
30-Nov-95                     12.41
29-Dec-95                     12.23
31-Dec-95                     12.23
31-Jan-96                     13.44
29-Feb-96                     13.49
31-Mar-96                     12.82
30-Apr-96                     12.70
31-May-96                     12.94
30-Jun-96                     12.87
31-Jul-96                     12.83
31-Aug-96                     13.33
30-Sep-96                     13.60
31-Oct-96           -4.60     13.24
30-Nov-96            3.37     14.73
31-Dec-96           11.07     16.33
31-Jan-97            1.80     16.55
28-Feb-97            3.16     17.35
31-Mar-97            2.27     16.87
30-Apr-97            6.61     18.57
31-May-97            2.35     20.38
30-Jun-97           -1.21     21.62
31-Jul-97           -0.57     23.00
31-Aug-97           13.03     23.37
30-Sep-97           -5.88     22.02
31-Oct-97            5.05     16.97
30-Nov-97          -10.54     15.03
31-Dec-97           -4.75     14.53
31-Jan-98          -10.98     11.45
28-Feb-98            4.66     14.44
31-Mar-98            0.05     13.99
30-Apr-98            2.52     12.88
31-May-98            2.90     11.63
30-Jun-98           -8.15     10.05
31-Jul-98           -7.95      8.72
31-Aug-98           -3.05      7.54
30-Sep-98           13.76      9.80
31-Oct-98          -12.33     10.84
30-Nov-98           -2.13     10.80
28-Dec-98            0.52     10.28
31-Dec-98            1.07     10.39
31-Jan-99           -7.49      9.05
28-Feb-99           -4.68      8.80
31-Mar-99           -2.99      9.57
30-Apr-99            3.48     11.72
31-May-99            4.21     11.38
30-Jun-99           17.91     15.35
31-Jul-99           -2.38     14.01
31-Aug-99           -3.69     14.12
30-Sep-99            0.04     13.43
31-Oct-99           -9.09     12.74
30-Nov-99            1.71     14.06
28-Dec-99           -5.57     14.41
31-Dec-99           -1.48     14.20
31-Jan-00           -3.64     13.75
29-Feb-00           -4.26     13.37
31-Mar-00            6.65     14.71
30-Apr-00           -4.02     12.71
31-May-00            4.42     12.45
30-Jun-00            5.72     13.53
31-Jul-00            5.43     14.54
31-Aug-00            1.04     14.32
30-Sep-00            3.29     13.07
31-Oct-00            3.31     12.37
30-Nov-00            0.76     11.63
31-Dec-00            5.03     12.47
31-Jan-01          -11.30     12.53
28-Feb-01           11.33     13.23
31-Mar-01           13.53     13.76
30-Apr-01            7.31     14.58
31-May-01           14.53     16.28
30-Jun-01            0.63     15.90
31-Jul-01           -4.32     14.26
31-Aug-01            3.83     13.90
30-Sep-01            8.15     12.64
31-Oct-01           -1.32     13.19

The China Fund, Inc. Premium/discount

--------------------------------------------------------------------------------

The China Fund, Inc. Premium/discount

       07/10/1992 - 10/31/2001

DATE             Premium/Discount
----             ----------------
31-Jul-92             14.07%
28-Aug-92             -4.54%
25-Sep-92             -13.67%
30-Oct-92             -1.55%
27-Nov-92             1.40%
25-Dec-92             -1.53%
29-Jan-93             -7.02%
26-Feb-93             -7.09%
26-Mar-93             -7.44%
30-Apr-93             7.72%
28-May-93             14.58%
25-Jun-93             14.09%
30-Jul-93             11.31%
27-Aug-93             9.78%
24-Sep-93             5.40%
29-Oct-93             6.63%
26-Nov-93             -0.47%
31-Dec-93             39.99%
28-Jan-94             27.52%
25-Feb-94             20.04%
25-Mar-94             20.87%
29-Apr-94             10.19%
27-May-94             24.92%
24-Jun-94             15.21%
29-Jul-94             13.64%
26-Aug-94             18.85%
30-Sep-94             11.29%
28-Oct-94             12.43%
25-Nov-94             7.45%
30-Dec-94             0.20%
27-Jan-95             11.91%
24-Feb-95             11.11%
31-Mar-95             6.11%
28-Apr-95             6.99%
26-May-95             8.39%
30-Jun-95             2.38%
28-Jul-95             1.94%
25-Aug-95             1.73%
29-Sep-95             2.08%
27-Oct-95             -5.64%
24-Nov-95             -2.66%
29-Dec-95             -3.92%
26-Jan-96             14.58%
23-Feb-96             -1.68%
29-Mar-96             4.33%
26-Apr-96             -3.69%
31-May-96             -5.33%
28-Jun-96             -5.79%
26-Jul-96             -11.89%
30-Aug-96             -10.92%
27-Sep-96             -10.19%
25-Oct-96             -13.92%
29-Nov-96             -10.90%
27-Dec-96             -18.15%
31-Jan-97             -17.67%
28-Feb-97             -21.47%
28-Mar-97             -20.12%
25-Apr-97             -23.57%
30-May-97             -20.26%
27-Jun-97             -20.61%
25-Jul-97             -20.69%
29-Aug-97             -24.05%
26-Sep-97             -17.05%
31-Oct-97             -21.73%
28-Nov-97             -15.59%
26-Dec-97             -16.28%
30-Jan-98             -1.75%
27-Feb-98             -15.17%
27-Mar-98             -18.52%
24-Apr-98             -19.54%
29-May-98             -21.54%
26-Jun-98             -13.16%
31-Jul-98             -14.71%
28-Aug-98             -21.35%
25-Sep-98             -30.42%
30-Oct-98             -19.43%
27-Nov-98             -15.57%
25-Dec-98             -23.53%
29-Jan-99             -22.65%
26-Feb-99             -21.16%
26-Mar-99             -19.23%
30-Apr-99             -19.48%
28-May-99             -19.27%
25-Jun-99             -20.63%
30-Jul-99             -21.93%
27-Aug-99             -24.14%
24-Sep-99             -24.04%
29-Oct-99             -22.00%
26-Nov-99             -20.28%
31-Dec-99             -25.17%
28-Jan-00             -26.63%
25-Feb-00             -23.62%
31-Mar-00             -28.19%
28-Apr-00             -29.20%
26-May-00             -24.45%
30-Jun-00             -29.33%
28-Jul-00             -24.71%
25-Aug-00             -26.60%
29-Sep-00             -27.31%
27-Oct-00             -28.35%
24-Nov-00             -26.14%
29-Dec-00             -25.82%
26-Jan-00             -21.88%
23-Feb-01             -18.80%
30-Mar-01             -21.88%
27-Apr-01             -21.94%
25-May-01             -19.39%
29-Jun-01             -16.54%
27-Jul-01             -19.60%
31-Aug-01             -18.56%
28-Sep-01             -15.66%
26-Oct-01             -17.97%

--------------------------------------------------------------------------------

The performance and premium/discount are based on 31 October 2001
*Source: State Street Corporation

The portfolio - in full                                                                           at  31 October 2001
----------------------------------------------------------------------------------------------------------------------

                  Sector                                                       Company          Price   % of portfolio
                                                                                (code)
Hong Kong 45.3%   China Petroleum & Chemical, Corp                             0386.HK        HK$1.21             5.1%
                  Yanzhou Coal Mining Co.                                      1171.HK        HK$2.43             4.5%
                  TCL International Holdings Ltd                               1070.HK        HK$1.01             3.9%
                  Huaneng Power International, Inc.                            0902.HK        HK$4.80             3.8%
                  Zhejiang Expressway Co., Ltd                                 0576.HK        HK$1.82             3.5%
                  Brilliance China Automotive Holdings, Ltd                    1114.HK        HK$1.58             2.9%
                  China Rare Earth Holdings, Ltd                               0769.HK        HK$2.20             2.5%
                  TPV Technology, Ltd                                          0903.HK        HK$1.65             2.3%
                  Shangri-La Asia, Ltd                                         0069.HK        HK$4.50             2.2%
                  Euro - Asia Agriculture (Holdings) Co., Ltd                  0932.HK        HK$1.74             2.0%
                  Beijing Capital International Airport Co., Ltd               0697.HK        HK$1.92             1.9%
                  Asia Satellite Telecommunications Holdings, Ltd              1135.HK        HK$9.95             1.6%
                  Global Bio-chem Technology Group Co., Ltd                    0809.HK        HK$2.28             1.5%
                  Xinao Gas Holdings, Ltd                                      8149.HK        HK$2.23             1.5%
                  China Overseas Land & Investment, Ltd                        0688.HK        HK$0.88             1.4%
                  Life Tech Group, Ltd                                         1180.HK        HK$0.23             1.4%
                  Fountain Set (Holdings) Ltd                                  0420.HK        HK$0.96             1.3%
                  Arcontech, Corp                                              8097.HK        HK$0.97             0.8%
                  Chen Hsong Holding, Ltd                                      0057.HK        HK$1.24             0.8%
                  Automated Systems Holdings, Ltd                              0771.HK        HK$2.48             0.4%

Taiwan 32.3%      Taipei Bank                                                  2830.TW        NT$18.0             4.8%
                  Chunghwa Telecom Co., Ltd                                    2412.TW        NT$46.9             3.4%
                  Phoenixtech Power Co., Ltd                                   2411.TW        NT$18.1             2.7%
                  Uni-President Enterprises Co.                                1216.TW       NT$10.05             2.5%
                  Pacific Construction Co., Ltd                                2506.TW        NT$3.11             2.2%
                  Premier Image Technology, Corp                               2394.TW        NT$46.2             2.1%
                  Ho Tung Chemical, Corp                                       1714.TW        NT$15.5             2.1%
                  Taiwan Secom                                                 9917.TW        NT$28.6             2.1%
                  Polaris Securities Co., Ltd                                  6011.TW        NT$10.9             1.9%
                  Choice Lithograph, Inc                                       9929.TW       NT$10.15             1.8%
                  China Synthetic Rubber, Corp                                 2104.TW         NT$3.1             1.8%
                  Teco Electric & Machinery Co., Ltd                           1504.TW         NT$9.3             1.6%
                  Synnex Technologies International, Corp                      2347.TW        NT$30.6             1.4%
                  Advantech Co., Ltd                                           2395.TW        NT$65.5             1.4%
                  Giant Manufacturing Co., Ltd                                 9921.TW          NT$28             0.5%

B shares 6.4%     Shanghai Friendship Group Co., Inc                          90923.SS       US$0.934             2.1%
                  Eastern Communications Co., Ltd                            900941.SS        US$1.23             1.6%
                  Luthai Textile Co., Ltd                                      2726.SZ        HK$8.03             1.5%
                  Shanghai Matsuoka, Co                                      900955.SS        US$1.61             1.2%

New York 2.6%     Chinadotcom, Corp                                            China.O      US$1.9999             2.6%

Direct 5.1%       A-S China Plumbing Products, Ltd                                                                3.1%
                  Moulin International Holdings, Ltd                                                              1.5%
                  New World Sun City, Ltd                                                                         0.5%

Singapore 2.8%    Want Want Holdings, Ltd                                      WANT.SI        US$1.77             2.5%
                  Asia Dekor Holdings, Ltd                                     ADEK.SI        US$0.08             0.3%

Cash 5.5%


Objective
--------------------------------------------------------------------------------

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, "China companies" are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the new policy, China will mean the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund's assets as set out in the Fund's prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People's Republic of China.



Contacts
--------------------------------------------------------------------------------

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)






Important Information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Regulated by IMRO and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit, from the rules and regulations of the United Kingdom Financial Services Act 1986, the Financial Services Authority and the Securities and Futures Authority for the protection of investors nor benefit from the United Kingdom Investors Compensation Scheme nor have access to IMRO's Investment Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the Financial Services (Cancellation) Rules 1989 (as amended) of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.